UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2007
Grant Prideco, Inc.
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-15423 (Commission File No.)	76-0312499 (I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. East, Suite 900 (Address of Principal Executive Offices)	77060 (Zip Code)
Registrant’s telephone number, including area code: (281) 878-8000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Agreement
The Company has amended its Supplemental Executive Retirement Plan under which its Chief Executive Officer is the only participant. The amendments were made to bring the plan into compliance with Section 409A of the Internal Revenue Code by requiring a delay of six months in the receipt of benefits under the plan in certain circumstances, including termination of employment by the Company without “cause” or termination of employment by the employee for “good reason”. A copy of the plan, including all amendments, is attached as exhibit 99.1 to this Form 8-K.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
            (c) Exhibits.
99.1      Supplemental Executive Retirement Plan.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.
Date: April 1, 2007	By:	/s/ Philip A. Choyce
Philip A. Choyce
Vice President and General Counsel